EXHIBIT 10.23.3

Restated Service Addendum

This is a Restated Service Addendum that replaces and restates the Service Addendum (Service Addendum No. 1) to the Service Agreement (the “Agreement”) between The Dow Chemical Company (“TDCC”) and Union Carbide Corporation (“UCC”), with an Effective Date of 6 February 2001, as amended.  TDCC and UCC agree that this Restated Service Addendum is applicable effective February 6, 2001.  Per Article 3 of the Agreement this Restated Service Addendum specifies services which TDCC (or its designated Affiliate) or UCC (or its designated Affiliates) are to perform pursuant to the terms and conditions of the Agreement.

Services:

•              Market Research

•              Information System Services

•              Marketing Communication

•              Sales Administration

•              General Administration

•              Insurance

•              Internal Auditing

•              Accounting Services

•              Human Resources

•              Strategic Planning

•              Customer Financial Services

•              Treasury

•              Investor Relations

•              Portfolio Investment

•              Engineering

•              Research and Development

•              Legal (including Patent, Trademark and Copyright)

•              EH&S

•              Tax Administration

•              Supply Chain Administration

•              Manufacturing Administration

•              R&D Administration

•              Purchasing

•              Export Control/NAFTA compliance/chemical weapons convention support

THE DOW CHEMICAL COMPANY		UNION CARBIDE CORPORATION

By:	/s/ Arnold A. Allemang	By:	/s/ John R. Dearborn

Name:	Arnold A. Allemang	Name:	John R. Dearborn

Title:	Executive Vice-President	Title:	President

58